UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 17, 2007


                              NEWMARKET CHINA, INC.
             (Exact name of registrant as specified in its charter)


               Nevada                           00-14306                         84-0928627
-------------------------------------     ----------------------      ---------------------------------
  (State or other jurisdiction of           (Commission File            (IRS Employer Identification
           incorporation)                        Number)                          Number)



              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-3372
                                ----------------
               Registrant's telephone number, including area code

                         INTERCELL INTERNATIONAL CORP.
                         -----------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


On April 17, 2007, the Board of Directors and the management of NewMarket China, Inc. (the "Company"), have concluded that it must consider whether certain financial statements included in the Current Report on Form 8-K12g3, filed with the Securities and Exchange Commission (SEC) on November 16, 2006 should be re-stated.

On November 2, 2006, the Company acquired 100% of the issued and outstanding common stock of NewMarket China, Inc. (the Acquiree) from NewMarket Technology, Inc. As required by the nature of the transaction, the Company, known as Intercell International Corporation at the time, filed a Current Report on Form 8-K 12g3 and as part of such report included the audited financial statements of the Acquiree for the year ended December 31, 2005 and the unaudited financial statements of the Acquiree for the six-month period ended June 30, 2006. The Company is considering whether these financial statements need to be restated to accurately reflect assets and revenue recognition attributable to a joint venture that the Acquiree is involved in. The Company would be including the effects of these restatements in its consolidated financial statements in its Transitional Annual Report on Form 10-KSB for the year ended December 31, 2006.

When reviewing the Company's Current Report on Form 8-K12g3, shareholders should consider the report unreliable and may be amended. The Company plans to file an amended Current Report on Form 8-K12g3, as may be needed.

The Company has discussed such changes with Larry O'Donnell, the Company's independent registered public accounting firm, who has concurred with management as to the re-examination of their Current Report on Form 8-K 12g3. In addition, the Company has discussed such changes with Pollard-Kelley Auditing Services, Inc., the Acquiree's independent registered public accounting firm, who have concurred with management as to the re-examination of the Current Report on Form 8-K12g3.

The Company intends to file an amendment to its Current Report on Form 8-K12g3, filed on November 12, 2006 to reflect any adjustments or restatements that need to be made.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     NEWMARKET CHINA, INC.


                                     By:  /s/ Philip Rauch
                                          ------------------------
                                          Philip Rauch, Chief Financial Officer


                                     Date: April 20, 2007











                                       3